SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  August 3, 1995

                       UNION PACIFIC CORPORATION
        (Exact name of Registrant as specified in its character)

                                  Utah
             (State or other jurisdiction of incorporation)

        1-6075                                    13-2626465
   (Commission File Number)                     (IRS Employer
                                               Identification No.)

   Eighth & Eaton Avenues, Bethlehem, Pennsylvania        18018
   (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code:  (610) 861-3200


     ITEM 5.  OTHER EVENTS.

          On August 3, 1995, the Registrant, Union Pacific Railroad Company ("UPRR"), an indirect wholly owned subsidiary of the Registrant, UP Acquisition Corporation ("Purchaser"), a wholly owned subsidiary of UPRR, and Southern Pacific Rail Corporation ("SP"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Purchaser has commenced a cash tender offer (the "Offer") to acquire up to 39,034,471 shares of Common Stock, $.001 par value per share (the Shares"), of SP at a price of $25.00 per share, representing 25% of the outstanding Shares. The Offer is the first step in the Registrant's acquisition of the entire equity interest of SP. Following the completion of the Offer and the satisfaction or waiver of certain conditions, (i) Purchaser will be merged with and into UPRR and (ii) SP will be merged with and into UPRR (such merger of SP with and into UPRR, the "Merger"), in each case with UPRR as the surviving corporation. In the Merger, each outstanding Share (other than Shares held in the treasury of SP and Shares owned by the Registrant, UPRR, Purchaser or any other wholly owned subsidiary of the Registrant) will be converted, at the election of the holder of Shares and subject to certain limitations, into the right to receive (i) $25.00 in cash, without interest, (ii) .4065 shares of common stock, par value $2.50 per share, of the Registrant (the "Registrant Common Stock"), or (iii) a combination of such cash and shares of Registrant Common Stock. The Merger Agreement contains provisions which will ensure that, regardless of the number of Shares the holders of which have elected to receive cash or Registrant Common Stock, as the case may be, the aggregate number of Shares to be converted into Registrant Common Stock pursuant to the Merger shall be equal as nearly as practicable to 60% of all Shares outstanding immediately prior to the Merger, and the number of Shares to be converted into the right to receive cash pursuant to the Merger, together with Shares purchased in the Offer, shall be equal as nearly as practicable to 40% of all Shares outstanding immediately prior to the Merger.

          Pursuant to a Shareholders Agreement (the "Anschutz Shareholders Agreement"), dated as of August 3, 1995, by and among the Registrant, Purchaser, The Anschutz Corporation, a Kansas corporation ("TAC"), Anschutz Foundation, a Colorado not-for-profit corporation (the "Foundation"), and Mr. Philip F. Anschutz ("Mr. Anschutz" and, collectively with TAC and the Foundation, the "Shareholders"), the Shareholders, who have advised Purchaser that in the aggregate they own 49,643,008 Shares, representing approximately 31.8% of the outstanding Shares, have agreed, among other things, to vote all Shares owned by them in favor of the Merger and to comply with certain "standstill" agreements and restrictions on dispositions of shares of Registrant Common Stock to be received in the Merger. In addition, pursuant to a Shareholder Agreement (the "MSLEF Shareholder Agreement"), dated as of August 3, 1995, by and among the Registrant, Purchaser and The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership ("MSLEF"), MSLEF, which has advised Purchaser that it beneficially owns 13,341,580 Shares, representing approximately 8.5% of the outstanding Shares, has agreed, among other things, to vote all Shares owned by it in favor of the Merger. Similarly, pursuant to a Shareholders Agreement (the "Registrant Shareholders Agreement"), dated as of August 3, 1995, by and among the Registrant, Purchaser and SP, the Registrant and Purchaser have agreed, among other things, to vote all Shares acquired by them pursuant to the Offer in favor of the Merger and to comply with certain "standstill" agreements and restrictions on dispositions of such Shares. In addition, pursuant to a Shareholders Agreement (the "Anschutz/Resources Agreement"), dated as of August 3, 1995, by and among Union Pacific Resources Group Inc. ("Resources"), a wholly owned subsidiary of the Registrant, and the Shareholders, the Shareholders have agreed, among other things, to comply, with certain "standstill" agreements and restrictions on dispositions of shares of Common Stock, $1.00 par value, of Resources ("Resources Common Stock") to be received by them in the previously announced proposed distribution of shares of Resources Common Stock to stockholders of the Registrant (the "Spin-off"), which would occur following the Merger. The Registrant has agreed, pursuant to the Anschutz Shareholders Agreement and the Anschutz/Resources Shareholders Agreement, respectively, to cause Mr. Anschutz to be appointed as Vice Chairman of the Board of Directors of the Registrant on or prior to the consummation of the Merger and to cause a designee of TAC (other than Mr. Anschutz) to be appointed as a director of Resources' Board of Directors on or prior to the consummation of the Spin-off.

               Pursuant to a Registration Rights Agreement, dated as of August 3, 1995, by and among the Registrant, TAC and the Foundation, TAC and the Foundation have been granted, subject to the terms and conditions therein specified, three demand and unlimited "piggy-back" registration rights in respect of the shares of the Registrant Common Stock to be received by them in the Merger. Pursuant to a Registration Rights Agreement, dated as of August 3, 1995, by and among Resources, TAC and the Foundation, TAC and the Foundation have been granted, subject to the terms and conditions therein specified, three demand and unlimited "piggy-back" registration rights in respect of the shares of Resources Common Stock to be received by them in the Spin-Off. Pursuant to a Registration Rights Agreement, dated as of August 3, 1995, by and among Purchaser and SP, Purchaser has been granted, subject to the terms and conditions therein specified, six demand and unlimited "piggy-back" registration rights in respect of the Shares to be purchased pursuant to the Offer.

               Simultaneously with the purchase of Shares pursuant to the Offer, the Shares purchased in the Offer, will be deposited in an independent, irrevocable Voting Trust in accordance with the terms of a proposed Voting Trust Agreement.

               The obligations of the Registrant, UPRR and Purchaser to consummate the Merger are conditioned upon, among other things, the Interstate Commerce Commission or any Similar Successor (as defined in the Merger Agreement) having issued a final decision approving, exempting or otherwise authorizing consummation of the Merger and all other transactions contemplated by the Merger Agreement and the Ancillary Agreements (as defined in the Merger Agreement) as may require such authorization and which, among other things, does not impose on the Registrant, SP or any of their respective subsidiaries, terms or conditions that materially and adversely affect the long-term benefits expected to be received by the Registrant from the transactions contemplated by the Merger Agreement.

               Copies of the Merger Agreement, Ancillary Agreements (as defined in the Merger Agreement) and the Voting Trust Agreement are filed herewith as Exhibits and are incorporated herein by reference and the foregoing descriptions of such Agreements are qualified in the entirety by reference to such Agreements.

               On August 3, 1995 and August 4, 1995, the Registrant issued press releases relating to the Merger and Merger
     Agreement, copies of which are filed herewith as Exhibits and are incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL
              INFORMATION AND EXHIBITS.

     99.1 Agreement and Plan of Merger, dated as of August 3, 1995, by and among the Registrant, UPRR, Purchaser and SP. (Incorporated by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.2 Shareholders Agreement, dated as of August 3, 1995, among the Registrant, Purchaser, The Anschutz Corporation, a Kansas corporation ("TAC"), Anschutz Foundation, a Colorado not-for-profit corporation (the "Foundation"), and Mr. Philip F. Anschutz ("Mr. Anschutz"). (Incorporated by reference to Exhibit
               (c)(2) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.3 Shareholder Agreement, dated as of August 3, 1995, among the Registrant, Purchaser and The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership. (Incorporated by reference to Exhibit
               (c)(3) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.4 Shareholder Agreement, dated as of August 3, 1995, among the Registrant, Purchaser and SP. (Incorporated by reference to Exhibit (c)(4) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.5 Shareholder Agreement, dated as of August 3, 1995, among Resources, TAC, the Foundation and Mr. Anschutz. (Incorporated by reference to Exhibit (c)(5) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.6 Registration Rights Agreement, dated as of August 3, 1995, among the Registrant, TAC and the Foundation. (Incorporated by reference to Exhibit (c)(6) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.7      Registration Rights Agreement, dated as of August 3,
               1995, between Purchaser and SP.   (Incorporated by
               reference to Exhibit (c)(7) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.8 Registration Rights Agreement, dated as of August 3, 1995, among Resources, TAC and the Foundation. (Incorporated by reference to Exhibit (c)(8) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.9 Form of Voting Trust Agreement, dated as of August 3, 1995, among the Registrant, Purchaser and Southwest Bank of St. Louis. (Incorporated by reference to Exhibit (c)(9) to the Tender Offer Statement on
               Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.10 Text of Press Release issued by the Registrant on August 3, 1995. (Incorporated by reference to Exhibit
               (a)(7) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)

     99.11 Text of Press Release issued by the Registrant on August 4, 1995. (Incorporated by reference to Exhibit
               (a)(8) to the Tender Offer Statement on Schedule 14D-1, dated August 9, 1995, filed by the Registrant, UPRR and Purchaser)


                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 14, 1995  UNION PACIFIC CORPORATION

                              By: /s/ Carl W. von Bernuth
                                  Name: Carl W. von Bernuth
                                  Title: Senior Vice President
                                         and General Counsel